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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

        We, the undersigned officers and directors of EG&G, Inc., hereby severally constitute John M. Kucharski and Murray Gross, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement filed herewith and any amendments to said Registration Statement, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable EG&G, Inc. to comply with the provisions of the Securities Act of 1933 as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

        Witness our hands and common seals on the date set forth below.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


        Signature                       Title                     Date
        ---------                       ------                    -----

(i)  Principal Executive Officer


/s/ John M. Kucharski                   Chairman of the           June 15, 1998
---------------------------------       Board and Chief           -------------
John M. Kucharski                       Executive Officer




(ii)  Principal Financial Officer


/s/ John F. Alexander, II               Senior Vice President     June 15, 1998
---------------------------------       and Chief Financial       -------------
John F. Alexander, II                   Officer




(iii) Principal Accounting Officer


/s/ William J. Ribaudo                  Corporate Controller      June 15, 1998
----------------------------------                                -------------
William J. Ribaudo






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(iv)  A majority of the Board of
      Directors


/s/ John M. Kucharski              Director               June 15, 1998
--------------------------                                -------------
John M. Kucharski


/s/ Tamara J. Erickson             Director               June 15, 1998
--------------------------                                -------------
Tamara J. Erickson


/s/ John B. Gray                   Director               June 15, 1998
--------------------------                                -------------
John B. Gray


/s/ Kent F. Hansen                 Director               June 15, 1998
--------------------------                                -------------
Kent F. Hansen


/s/ John F. Keane                  Director               June 15, 1998
--------------------------                                -------------
John F. Keane


                                   Director               June 15, 1998
--------------------------                                -------------
Nicholas A. Lopardo


/s/ Greta E. Marshall              Director               June 15, 1998
--------------------------                                -------------
Greta E. Marshall


/s/ Michael C. Ruettgers           Director               June 15, 1998
--------------------------                                -------------
Michael C. Ruettgers


Gregory L. Summe                   Director               June 15, 1998
--------------------------                                -------------
Gregory L. Summe


/s/ John Larkin Thompson           Director               June 15, 1998
--------------------------                                -------------
John Larkin Thompson


/s/ G. Robert Tod                  Director               June 15, 1998
--------------------------                                -------------
G. Robert Tod